SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                 August 3, 1999





                           SISTERSVILLE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                         0-22535              31-1515424
------------------------------      -----------------      ------------------
(State or other jurisdiction        (SEC File No.)            (IRS Employer
     of incorporation)                                        Identification
                                                                 Number)




726 Wells Street, Sistersville, West Virginia                   26175
---------------------------------------------                   -----
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:(304) 652-3671
                                                   --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           SISTERSVILLE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On August 3, 1999, the Registrant announced that it had completed the repurchase of 28,354 shares or 5% of its outstanding common stock in the open market pursuant to the stock repurchase program originally announced by the Registrant on July 30, 1999.
The Registrant currently has 538,739 shares of common stock outstanding.

         For further details, reference is made to the Press Releases dated July 30, 1999 and August 3, 1999, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99.1 -- Press Release dated July 30, 1999.
------------

Exhibit 99.2 -- Press Release dated August 3, 1999.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            SISTERSVILLE BANCORP, INC.



Date:August 3, 1999                         By:  /s/Stanley M. Kiser
     -----------------------                    ---------------------------
                                                Stanley M. Kiser
                                                President and Chief
                                                Executive Officer